Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of July 30, 2020, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), lenders party thereto (each of such lenders, together with its successors and permitted assigns, collectively, “Lender”), and SEASPINE HOLDINGS CORPORATION, a Delaware corporation (“Parent”), as Parent and as Guarantor, SEASPINE ORTHOPEDICS CORPORATION, a Delaware corporation (“SeaSpine Orthopedics“), SEASPINE, INC., a Delaware corporation (“SeaSpine Inc.”), ISOTIS, INC., a Delaware corporation (“IsoTis Inc.”), SEASPINE SALES LLC, a Delaware limited liability company (“SeaSpine Sales”), THEKEN SPINE, LLC, an Ohio limited liability company (“Theken Spine”), and ISOTIS ORTHOBIOLOGICS, INC., a Washington corporation (“IsoTis OrthoBiologics”; together with SeaSpine Orthopedics, SeaSpine Inc., IsoTis Inc., Theken Spine, and SeaSpine Sales are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”). Unless otherwise provided herein, capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement referred to below.
RECITALS
A.    Pursuant to that certain Amended and Restated Credit Agreement dated as of July 27, 2018, by and among Parent, Borrowers, Agent and Lender, as amended by that certain Consent Under and First Amendment to Amended and Restated Credit Agreement dated as of April 24, 2020 (as may be further amended, restated, supplemented or otherwise modified from time to time, collectively, the “Credit Agreement”), Lender agreed to make available to Borrowers a secured revolving loan facility.
B.    Borrowers have requested that Agent and Lender amend certain terms and conditions of the Credit Agreement, and Agent and Lender have so agreed subject to the terms and conditions hereof.
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Amendment. The Credit Agreement is hereby amended by amending and restating the first sentence in Section 2.14(a) of the Credit Agreement to read as follows:
“At any time during the period from and after the Closing Date through but excluding the date that is the third year anniversary of the Closing Date, at the option of Borrowers (but subject to the conditions set forth in clause (b) below), the Revolver Commitments and the Maximum Revolver Amount may be increased by an amount in the aggregate not to exceed the Available Increase Amount (each such increase, an “Increase”).”
2.Reaffirmation of Security Interest. Loan Parties hereby confirm and agree that all security interests and liens granted to Agent continue to be perfected, first priority liens and remain in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens other than liens in favor of Agent and Permitted Liens. Nothing herein contained is intended to in any way impair or limit the validity, priority, and extent of Agent’s existing security interest in and liens upon the Collateral.
3.Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Agent and Agent’s counsel):

(a)Execution and delivery of this Amendment;
(b)Payment of all outstanding costs, fees and expenses associated with this Amendment, including without limitation, the costs, fees and expenses required under Section 5 hereof; and
(c)Such additional documents, instruments and agreements as Agent shall request.
4.Confirmation of Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and Lender, on a joint and several basis, that, as of the date hereof:
(a)The representations and warranties set forth in the Credit Agreement and in the other Loan Documents, each as amended to date, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as the date hereof, with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date.
(b)This Amendment and each other document delivered by it in connection herewith has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)The execution, delivery and performance of this Amendment has been duly authorized by all requisite limited liability company, partnership or corporate action, as applicable, on the part of each Loan Party. This Amendment and each other document delivered by it in connection herewith has been duly authorized, executed and delivered to Agent by each Borrower and each is enforceable in accordance with its terms and is in full force and effect.
(d)No Default or Event of Default has occurred and is continuing on and as of the date hereof or would exist upon the consummation of the transactions contemplated by this Amendment.
5.Costs and Fees. In consideration of Agent and Lender agreeing to amend the Credit Agreement, Borrowers shall be responsible for the payment of all reasonable fees of Agent’s outside counsel (internal and external) incurred in connection with the preparation of this Amendment and any related documents.
6.No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent or Lender, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing defaults or Events of Default under the Credit Agreement or the other Loan Documents or any of Agent’s or Lender’s rights and remedies in respect of such defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement or the other Loan Documents. This Amendment cannot be amended without the prior written consent of Agent.
7.Miscellaneous.
(a)Continuing Effect of Credit Agreement; Conflicts. Except as expressly modified pursuant hereto, no other changes or modifications to the Credit Agreement or the Loan Documents are intended or implied by this Amendment and in all other respects the Credit Agreement and the Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment, the Credit Agreement and the Loan Documents, the terms of this Amendment shall govern and control.

(b)Further Assurances. At Loan Parties’ expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be reasonably requested by any other party hereto to effectuate the provisions and purposes of this Amendment.
(c)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
(d)Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and releases of each Loan Party made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or Lender, or any closing, shall affect the representations and warranties or the right of Agent and Lender to rely upon them.
(e)Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.
(f)Reviewed by Attorneys. Each Loan Party hereby represents and warrants to Agent and Lender that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to discuss this Amendment and have this Amendment reviewed by, such attorneys and other Persons as such Guarantor or any such Borrower may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that none of this Amendment or the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and all of the other documents executed pursuant hereto or in connection herewith.
(g)Relationship. Each Loan Party hereby agrees that the relationship among Agent and Lender, on the one hand, and each Loan Party, on the other hand, is that of creditor and debtor and not that of partners or joint venturers. Neither this Amendment nor any of the other Loan Documents constitute a partnership agreement, or any other association among Agent and Lender, on the one hand, and each Loan Party, on the other hand. Each Loan Party acknowledges that Agent and Lender have acted at all times only as a creditor to each Loan Party within the normal and usual scope of the activities normally undertaken by a creditor and in no event has Agent or Lender attempted to exercise any control over the Loan Parties or their respective businesses or affairs. Each Loan Party further acknowledges that Agent and Lender have not taken or failed to take any action under or in connection with its respective rights under the Credit Agreement and the Loan Documents that in any way or to any extent has interfered with or adversely affects any ownership of Collateral by any Loan Party.
(h)Acknowledgement and Reaffirmation. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of Agent and Lender under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the date hereof, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Amendment”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each Loan Party hereby consents to this Amendment and confirm that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.
(i)Release; No Action, Claims, Etc. In consideration of Agent’s and Lender’s willingness to enter into this Amendment, each of the Loan Parties hereby releases and forever discharges Agent and Lender and each of Agent’s and Lender’s predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Borrower may have or claim to have against Agent and/or Lender. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against Agent and/or Lender, or any of Agent’s and/or Lender’s officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
(j)Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Receipt by telecopy, facsimile or email transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.
(k)Interpretation. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
(l)Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
(m)Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Amendment and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.
(n)CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; BINDING EFFECT. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; BINDING EFFECT SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

(Signature Page to Second Amendment to Amended and Restated Credit Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

PARENT AND GUARANTOR: SEASPINE HOLDINGS CORPORATION, a Delaware corporation By: /s/John Bostjancic _______________________ John Bostjancic Chief Financial Officer
BORROWERS: SEASPINE ORTHOPEDICS CORPORATION, a Delaware corporation By: /s/John Bostjancic ________________________ John Bostjancic Chief Financial Officer
SEASPINE, INC., a Delaware corporation By: /s/John Bostjancic ________________________ John Bostjancic Chief Financial Officer
ISOTIS, INC., a Delaware corporation By: ________________________ John Bostjancic Chief Financial Officer
SEASPINE SALES LLC, a Delaware limited liability company By: SeaSpine, Inc., its sole member By: /s/John Bostjancic ________________________ John Bostjancic Chief Financial Officer
ISOTIS ORTHOBIOLOGICS, INC., a Washington corporation By: /s/John Bostjancic ________________________ John Bostjancic Chief Financial Officer

(Signature Page to Second Amendment to Amended and Restated Credit Agreement)

THEKEN SPINE, LLC, an Ohio limited liability company By: SeaSpine Orthopedics Corporation, its sole member By: /s/John Bostjancic ________________________ John Bostjancic Chief Financial Officer

AGENT AND A LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association By: /s/Rina Shinoda ________________________ Name: Rina Shinoda Title: Authorized Signatory